POWER OF ATTORNEY

The undersigned Trustee of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust, hereby constitutes and appoints Michael V. Wible, Andrew J. Davalla, Carol Highsmith and Bo J. Howell, and each of them, her attorneys for her and in her name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of September, 2017.

/s/ Virginia A. Boeckman
Virginia A. Boeckman

POWER OF ATTORNEY

The undersigned Trustee of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust, hereby constitutes and appoints Michael V. Wible, Andrew J. Davalla, Carol Highsmith and Bo J. Howell, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26thth day of September, 2017.

/s/ Robert A. Goering
Robert A. Goering

POWER OF ATTORNEY

The undersigned Trustee of Eubel Brady & Suttman Mutual Fund Trust, an Ohio business trust, hereby constitutes and appoints Michael V. Wible, Andrew J. Davalla, Carol Highsmith and Bo J. Howell, and each of them, him attorneys for him and in him name, place and stead, to execute and file any amendments to the Trust’s registration statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 26thth day of September, 2017.

/s/ Christopher C. Young
Christopher C. Young